EXECUTION COPY FIRST AMENDMENT TO AMENDED AND RESTATED MANAGEMENT AGREEMENT This FIRST AMENDMENT (this "Amendment") to AMENDED AND RESTATED MANAGEMENT AGREEMENT is entered into as of January 14, 2020 by and among Safehold Inc., a Maryland corporation (the "Company"), Safehold Operating Partnership LP, a Delaware limited partnership (the "Operating Partnership"), SFTY Manager LLC, a Delaware limited liability company (the "Manager") and iStar Inc., a Maryland corporation ("iStar"). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Existing Management Agreement (defined below). RECITALS WHEREAS, in connection with the decision by the Company and iStar to expand their relationship beginning in January 2019, the Company and iStar entered into certain agreements including, together with the Operating Partnership and the Manager, the Amended and Restated Management Agreement, dated as of January 2, 2019 (the "Existing Management Agreement"); WHEREAS, since January 2019, the Company has significantly grown its portfolio of ground leases and increased its share price and total shareholder return, in large part due to the efforts of the Manager; WHEREAS, the Company and iStar believe that it is advisable and in their respective best interests to extend the terms of certain of the arrangements between them with the objective of building on the success achieved to date and enhancing the Company's prospects for continued achievement; and WHEREAS, in light of the foregoing, the parties to the Existing Management Agreement desire to amend the Existing Management Agreement as set forth herein. NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Amendment. The definition of "Initial Term" in Section 1. Definitions of the Existing Management Agreement is hereby amended and restated to read in its entirety as follows: "Initial Term: means the period from January 1, 2019 through June 30, 2023. 2. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles to the contrary. 3. Conflict. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Existing Management Agreement, such conflict shall be resolved in favor of the terms and conditions of this Amendment and the Existing Management Agreement shall be construed accordingly.

4. Ratification. Except as modified hereby, the Existing Management Agreement remain in full force and effect in accordance with its terms and is hereby ratified and confirmed in all respects. 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which constitute one and the same instrument. 6. Facsimile/PDF Signatures. In order to expedite the transaction contemplated herein, telecopied, facsimile, or .pdf (exchanged via e-mail) signatures may be used in place of original signatures on this Amendment. The parties intend to be bound by the signatures on the telecopied, facsimile or pdf document, are aware that the other parties will rely on the telecopied, facsimile or .pdf signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assignees. [Remainder of page intentionally left blank. Signature page follows.] - 2 -

IN WITNESS WHEREOF, the undersigned hereto have duly executed this First Amendment to Amended and Restated Management Agreement as of the day and year first above written. SAFEHOLD INC. /s/ Jay Sugarman Name: Jay Sugarman Title: Chief Executive Officer SAFEHOLD OPERATING PARTNERSHIP LP By: SIGOP Gen Par LLC, its general partner /s/ Jay Sugarman Name: Jay Sugarman Title: Chief Executive Officer SFTY MANAGER LLC /s/ Marcos Alvarado Name: Marcos Alvarado Title: President iSTAR INC. /s/ Marcos Alvarado Name: Marcos Alvarado Title: President